MANAGED PORTFOLIO SERIES

Muhlenkamp Fund (the “Fund”)

Supplement dated March 19, 2015 to:

Prospectus dated February 27, 2015

The section entitled, “Management of the Fund” beginning on page 10 of the Fund’s Prospectus has changed.  Therefore, the second last paragraph of the sub-section, “Investment Adviser” is deleted and replaced with the following:

A discussion regarding the basis for the Fund’s Board of Trustees’ (“Board”) approval of the Fund’s investment advisory agreement with the Adviser will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

If you would like to review the discussion of the Board’s approval of the Fund’s investment advisory agreement with the Adviser prior to receiving the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015, please contact the Fund at the number below.

Thank you for your investment. If you have any questions, please call the Fund toll-free at
1-800-860-3863.

This supplement should be retained with your Prospectus for future reference.